Exhibit 10.5

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “First Amendment”), is made effective as of October 31, 2018, by and between KENNEDY-WILSON, INC., a Delaware corporation (the “Company”), and Matthew Windisch, an individual (“Employee”) with respect to the following facts and circumstances:

RECITALS

WHEREAS, the Company has been employing Employee as Executive Vice President under an employment agreement dated as of December 29, 2014 (the “Agreement”);

WHEREAS, during the Term (as defined below), the Company desires to continue to engage Employee as Executive Vice President on the terms and conditions set forth in the Agreement; and

WHEREAS, the Company and Employee intend that the terms of the Agreement shall be modified as set forth below and that, except as modified, the Agreement shall remain in full force and effect.

AMENDMENT TO AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the Company and Employee hereby acknowledge, effective as of the Effective Date (as defined below), the Company and Employee hereby agree as follows:

1.     Effective Date. All references in the Agreement to the term “Effective Date” shall mean and refer to October 31, 2018.

2.     Term of Employment. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“1. Term of Employment. Employee shall be employed by the Company pursuant to this Agreement for a term beginning on the original date of this Agreement and continuing through, and terminating at the close of business on, December 29, 2023 (the “Term”), unless earlier terminated pursuant to Section 4.”

3.    Incorporation; Full Force and Effect. This First Amendment shall be and hereby is incorporated into and forms a part of the Agreement. Subject to the foregoing, the Agreement remains in full force and effect, and the Company and Employee hereby ratify and affirm the Agreement in each and every respect.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective as of the date first above written.

COMPANY: KENNEDY-WILSON, INC.	EMPLOYEE: MATTHEW WINDISCH
By: /s/ Justin Enbody Name: Justin Enbody Title: Chief Financial Officer	By: /s/ Matt Windisch Title: Executive Vice President

(Signature Page to First Amendment to Employment Agreement)